                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                NOVEMBER 3, 1997


                           COMPUTERVSION CORPORATION
             (Exact name of registrant as specified in its charter)

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


          DELAWARE                     1-7760/0-20290          04-2491912
  (State or other jurisdiction       (Commission File        (IRS Employer
      of incorporation)                  Numbers)           Identification No.)

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                100 CROSBY DRIVE, BEDFORD, MASSACHUSETTS 01730
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                (617) 275-1800


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ITEM 5.   OTHER EVENTS.
          ------------

     On November 3, 1997, Parametric Technology Corporation ("Parametric") and Computervision Corporation ("Computervision") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which a wholly-owned subsidiary of Parametric will be merged with and into Computervision (the "Merger"), with Computervision becoming a wholly-owned subsidiary of Parametric. The form of Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

     On the effective date of the Merger, each issued and outstanding share of common stock, $0.01 par value, of Computervision ("Computervision Common Stock"), other than shares held by Computervision or Parametric, will automatically be converted into the right to receive 0.0866 shares of common stock, $0.01 par value, of Parametric ("Parametric Common Stock"). Cash will be paid in lieu of any fractional shares of Parametric Common Stock otherwise issuable in the Merger. Outstanding employee and director options to purchase shares of Computervision Common Stock will be converted to Parametric options at the same exchange ratio. The Merger is intended to be a tax-free reorganization and to be accounted for as a pooling of interests.

     Completion of the acquisition is subject to certain conditions, including approval of Computervision's shareholders, clearance by regulatory authorities, and other customary closing conditions. The Merger Agreement is also subject to termination in certain circumstances as set forth therein.

     In connection with the execution of the Merger Agreement, Computervision granted Parametric an option to purchase up to 9,558,809 shares of newly issued Computervision Common Stock at a price of $4.00 per share (the "Option"), which equals 15% of the outstanding shares of Computervision Common Stock. The form of stock option agreement (the "Option Agreement") is filed as Exhibit 2.2 hereto and is incorporated herein by reference. The Option is exercisable in whole or in part if the Merger Agreement becomes terminable in circumstances involving the acquisition or potential acquisition of Computervision by a party other than Parametric that entitle Parametric to payment of certain termination fees under the Merger Agreement.

     The foregoing descriptions of the Merger Agreement and the Option Agreement are qualified in their entirety by reference to the detailed language of the respective Agreements.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

     (c)  Exhibits:

2.1 Agreement and Plan of Reorganization dated November 3, 1997 by and among Parametric Technology Corporation, PTC Acquisition Corporation and Computervision Corporation.

2.2 Stock Option Agreement dated November 3, 1997 by and between Parametric Technology Corporation and Computervision Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              COMPUTERVISION CORPORATION



Date:  November 5, 1997       By:   /s/ Anthony N. Fiore, Jr.
                                    -----------------------------------------
                                    Anthony N. Fiore, Jr.
                                    Vice President, Business
                                    Operations and General Counsel

                                 EXHIBIT INDEX


  EXHIBIT
    NO.        DESCRIPTION
 --------      -----------


2.1 Agreement and Plan of Reorganization dated November 3, 1997 by and among Parametric Technology Corporation, PTC Acquisition Corporation and Computervision Corporation.

2.2 Stock Option Agreement dated November 3, 1997 by and between Parametric Technology Corporation and Computervision Corporation.